April 9, 2024 Name Address City, State Zip LAKE AREA CORN PROCESSORS, LLC QUESTIONS AND ANSWERS REGARDING DEREGISTRATION The Lake Area Corn Processors, LLC (“LACP”) Board of Managers (the “Board”) plans to present to the members a proposal to reclassify LACP’s membership units into four classes in order to terminate LACP’s SEC registration. A number of ethanol producers who were registered with the SEC have recently completed deregistration and the Board believes it is in the best interests of LACP to pursue deregistration as well. The Board believes deregistration would benefit LACP and its members for several reasons, including: • Deregistration will allow LACP to suspend its SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources, eliminate costs and avoid anticipated future costs of approximately $180,000 annually by eliminating the requirement to prepare and file periodic reports and reducing the expenses of members communications. We believe we will also realize cost savings by avoiding the need to add additional staff. • Deregistration will reduce the time and resources that our Board, management and employees currently spend complying with SEC reporting requirements. This will allow our management and employees to refocus time spent on SEC reporting obligations and administrative duties to our core business. • Deregistration will help protect sensitive business information from disclosure that might benefit our competitors. • Deregistration will reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives. As we pursue deregistration, we will be filing a proxy statement with the SEC requesting the necessary votes from our members to complete the deregistration. In addition, we will hold information meetings with our members in order to answer your questions regarding the deregistration. We are sending you this correspondence now since we will discuss the deregistration at our annual member meeting. Below is a series of questions and answers about the reclassification and deregistration for your consideration. EXHIBIT 99.1

Substantive Questions about the Reclassification/Deregistration and its Effects Q: Why are we reclassifying the units? A: In order to terminate our SEC registration, we need to reduce the number of record holders of our currently registered Class A Units to less than 300 and to have less than 500 holders of each of our Class B, Class C, and Class D Units, which will allow us to deregister as an SEC reporting company. Our board will determine the thresholds for determining which class of units you will receive if the reclassification is approved. Q: How will the rights of the units (as reclassified) differ from the current rights of unitholders? A: The economic rights of the units will not be changed so distributions on a per unit basis will be the same, regardless of class. We plan to change the voting rights of the different classes of units. The most significant voting rights of the classes are expected to be the following: • Class A Units will have the same voting rights as the current units. • Class B Units will vote on election of managers, amendments to the operating agreement to change the total number of managers, and voluntary dissolution of the company. • Class C Units will vote on election of managers and voluntary dissolution of the company. • Class D Units will vote on voluntary dissolution of the company. Q: Can I transfer units before the reclassification? A: In order to complete the deregistration, we need to reduce the total number of unitholders who own our current Class A units to below 300. Before the reclassification, you will be allowed to transfer units, including transfers into LLC or trusts with family and friends. These transfers must be made in compliance with the operating agreement. This may allow you to accumulate more units to allow you to hold a different class of units after the reclassification. Also, if you own units in the name of various entities or trusts, you will have time to consolidate them into one holder in order to meet the unitholder thresholds we establish. Q: Will I get more information about the reclassification and deregistration? A: Yes, we are in the process of preparing a proxy statement which will be filed with the SEC. Once it is ready, we will notify the members that they can review the proxy statement. The proxy statement will include a complete summary of the reclassification and will include an amended and restated operating agreement which we will ask the members to adopt. Q: Who will have the right to vote on the reclassification/deregistration? What is the required vote for the reclassification to be approved? A: While currently the Board has the ability to amend the operating agreement, we believe that this vote is significant and as such we are choosing to present the vote to the members for approval. All of the members will be entitled to vote on the reclassification/deregistration. We need to receive approvals from a majority of the members represented at a meeting called to approve the reclassification and deregistration. Q: What obligations will no longer apply following deregistration? A: After the deregistration we will no longer be required to prepare and file reports with the Securities and Exchange Commission. This includes the annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and the proxy statements on Form 14A.

Q: Could we ever be subject to public reporting in the future, even after the deregistration? A: If the unit holders approve the reclassification, our currently-registered Class A Units will be held by less than 300 unit holders of record. We may then suspend the registration of those units and the obligation to file periodic reports. Therefore, if we ever have 300 or more holders of our Class A units or 500 or more holders of our Class B, Class C, or Class D units, then we will again be responsible for filing reports with the SEC. Q: What are the positive effects of the deregistration? A: The Company, Management, and the Company’s employees will save time and money by not having to comply with public reporting obligations. Management will be able to focus its efforts on operations and business goals of the Company. Certain commercially sensitive information about the Company will not be publicly shared through the SEC reports. Q: What are the negative impacts of the deregistration? A: Investors may not have access to as much information about the Company as they currently have. Mechanics/Financial Impacts Q: What is the timeline for the reclassification/deregistration? A: We plan to present the reclassification and deregistration before the end of 2024. We will be scheduling informational meetings to give you more information about the reclassification and deregistration and to answer questions you may have. Q: How can I vote on the reclassification/deregistration? A: We are in the process of preparing a proxy statement to present the reclassification and deregistration for a member vote. When the proxy statement is completed and approved by the SEC, you will receive a notice that the proxy statement is prepared and you can review the details regarding the proposal. You will be able to vote in person at a special member meeting or you can vote by completing and submitting a proxy card, similar to how we accept votes at our annual meetings. Q: How much money will the Company save as a result of the deregistration? A: The Company is estimated to save approximately $180,000 per year. Q: How much money will the reclassification/deregistration cost? A: The deregistration process is anticipated to cost approximately $50,000. Q: Will I have to turn in my unit certificate and will new certificates be issued after the reclassification? A: No, existing unit certificates will be voided. We will issue letters to members confirming the class and volume of units owned. Q: Will there be a difference in the liquidation values for the different classes of units? A: No, the economic rights to distributions, allocations of income, tax credits and liquidation payments will not be changed in the reclassification.

Q: What information will I receive about the company after deregistration? A: Following deregistration we will continue to have an annual audit of our financial statements. In addition, we plan to continue to provide quarterly financial updates, including quarterly financial statements, to our members. We will also prepare an annual proxy statement that will be distributed to our members before our member meetings. While we will not be preparing quarterly reports, annual reports and proxy statements in the format we currently file with the SEC, we will continue to provide updates to our members on a quarterly basis. Todd Brown, Chairman